UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive
Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock — par value $0.01 per share	HUBB	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 5, 2026, Hubbell Incorporated (the “Company”), held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). The following are the voting results on the three proposals considered and voted upon at the Annual Meeting, all of which were described in the Definitive Proxy Statement filed with the Securities and Exchange Commission on March 23, 2026 in connection with the Annual Meeting.

PROPOSAL 1 - Election of Directors to serve until the annual meeting of shareholders of the Company in 2027 and until their respective successors have been duly elected and qualified:

1a. Edward H. Baine

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
44,971,091	279,209	29,349	3,558,812

1b. Gerben W. Bakker

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
41,654,803	3,583,827	41,019	3,558,812

1c. Carlos M. Cardoso

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
40,458,442	4,789,875	31,332	3,558,812

1d. Debra L. Dial

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
45,099,674	143,617	36,358	3,558,812

1e. Anthony J. Guzzi

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
40,771,459	4,476,338	31,852	3,558,812

1f. Rhett A. Hernandez

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
45,044,858	197,405	37,386	3,558,812

1g. Neal J. Keating

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
36,653,808	8,043,281	582,560	3,558,812

1h. Bonnie C. Lind

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
43,324,475	1,899,378	55,796	3,558,812

1i. John F. Malloy

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
43,909,799	1,332,117	37,733	3,558,812

1j. Jennifer M. Pollino

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
43,666,812	1,555,851	56,986	3,558,812

1k. Garrick J. Rochow

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON- VOTES
41,974,276	3,268,007	37,366	3,558,812

PROPOSAL 2 - Approval, by non-binding vote, of the compensation of the Company’s Named Executive Officers, as presented in the Company’s 2026 Proxy Statement (“Say on Pay”).

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON-VOTES
40,178,603	4,972,204	128,842	3,558,812

PROPOSAL 3 - The ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year 2026.

AFFIRMATIVE VOTES	NEGATIVE VOTES	ABSTAINED VOTES	BROKER NON-VOTES
42,197,403	6,611,388	29,670	0

Pursuant to the foregoing votes, the eleven nominees listed above were elected to serve on the Company’s Board of Directors and Proposal 2 was adopted, and Proposal 3 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ Katherine A. Lane
Name: Katherine A. Lane
Title: Executive Vice President, General Counsel and Secretary

Date: May 6, 2026